UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 18, 1999


                                     0-16979
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                                          Not applicable
   (State of Incorporation)                                 (IRS Employer
                                                         Identification Number)


    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)


                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

ITEM 5.  Other Events

                  On November  18, 1999,  Tyco  International  (NV) Inc.  ("Tyco
(NV)"), a Nevada corporation and a wholly-owned subsidiary of Tyco International Ltd., a Bermuda company, entered into Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 31, 1999 by and among Tyco (NV), Tyco Acquisition Corp. XXII, a Delaware corporation and a wholly-owned subsidiary of Tyco (NV), and AFC Cable Systems, Inc., a Delaware corporation, which is attached hereto as
Exhibit 2.2.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)      Exhibits.

Exhibit Number        Title
--------------        -----

2.2 Amendment No. 1, dated as of November 18, 1999, to the Agreement and Plan of Merger, dated as of August 31, 1999 among Tyco International (NV) Inc., Tyco Acquisition Corp. XXII and AFC Cable Systems, Inc.

99.1                  Press Release dated November 18, 1999.

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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   TYCO INTERNATIONAL LTD.


                                   By: /s/ Mark H. Swartz
                                      ----------------------------
                                           Mark H. Swartz
                                            Executive Vice President and
                                            Chief Financial Officer

Date:  November 19, 1999


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

                                  Exhibit Index


Exhibit Number                  Title
--------------                  -----

2.2 Amendment No. 1, dated as of November 18, 1999, to the Agreement and Plan of Merger, dated as of August 31, 1999 among Tyco International (NV) Inc., Tyco Acquisition Corp. XXII and AFC Cable Systems, Inc.

99.1                  Press Release dated November 18, 1999.

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